                                                                   Exhibit 10.25


                         RENTAL CONTRACT No. 11/V225162

May 18, 2000                                                     St. Petersburg

     The Committee for Managing City Property of St. Petersburg. acting in accordance with the regulation concerning the Committee and hereinafter referred to as "Landlord," in the person of the Director of the Admiralteyskoye District Agency of the Committee for Managing Urban Property. Natalya Gennalyevna, acting on the basis of a power of attorney from the Chairman of the KUCI [Committee for Managing City Property] No. 27-42 dated January 5, 2000 on the one hand and the limited liability company Artifishel Layf Rus [Artificial Life Rus], registered by Decision No, 123879 of the Registration Chamber of St. Petersburg, Certificate No. 77164, November 24, 1998 hereinafter referred to as "Tenant" in the person of Yevgeniy Anatolyevich Malakhovskiy, acting on the basis of power of attorney 78 AE 433317 dated May 9, 2000, have executed the following contract (hereinafter referred to as "the Contract") concerning the following.

                              1. GENERAL PROVISIONS

     1.1. The Landlord undertakes to provide the tenant against payment the temporary possession and use of the nonresidential property -- nonresidential premises (building and equipment) hereinafter referred to as "The Property" located at the address pr. Rimskogo-Korsakova, 22, liter B, Room 25n, cadastral number 78:1244:0:8:1 on the second story on the basis of Order No. 878-r from the Chairman of the KUGI dated May 16, 2000 for nonresidential use (office).

     The total area of the rented premises is 1996.6 (one thousand nine hundred ninety-six and six hundredths) square meters.

     1.2. The information concerning the property contained in the Contract and its annexes is sufficient for the proper use of the Property in accordance with the purposes specified in Item 1.1. of the Contract. No documents aside from those specified in Section 8 of the Contract shall be handed over.

     1.3. This contract shall be in effect for 5 years and shall enter into force at the time it is officially registered. The terms of this contract shall cover the relations between the parties from the date the Certificate of Acceptance of the property is signed in accordance with Item 1.1 of the Contract.

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                    2. RIGHTS AND OBLIGATIONS OF THE PARTIES

     2.1. The Landlord undertakes;

     2.1.1. To hand over the Property in accordance with the Certificate of Acceptance to the Tenant no later than 10 days after the Contract is signed. The Certificate of Acceptance for the Property shall be signed by the Landlord, the organization acting as Facility Administrator 2000 OMIS [Department of Maritime Engineering Service] (hereinafter referred to as the "Facility Administrator"], and the Tenant. The Certificate in question shall be attached to the Contract (Annex 1) and shall be an integral part of the latter.

     2.1.2. To consider within a month the requests by the Tenant with regard to changing the use of the Property and also repairing and reequipping it.

     2.1.3 To give written notice to the Tenant not less than two months in advance of the need to vacate the Property in connection with a decision made in the established manner concerning the performance of major repairs on the building in accordance with the approved plan for major repairs or concerning its razing (or reasons of urban renewal).

     2.2. The Tenant undertakes:

     2.2.1. To use the Property in accordance with Item 1.1 of the Contract and the standards and regulations for the use of buildings (premises) established by legislation, including sanitary standards and regulations, fire safety regulations, and statutory standards for the use of historical and cultural monuments (where necessary).

     2.2.2. To pay promptly and completely to the Landlord the rent established by the Contract and subsequent amendments to it for the use of the Property and also the value added tax and other taxes.

     2.2.3. To pay the insurance premiums for the Property promptly during the whole period that the Contract is in effect.

     2.2.4. Current and major repairs shall be carried out be the Tenant at its cost within a reasonable period with prior written notification to the Landlord. A different procedure and conditions for carrying out major repairs may be established in a supplementary agreement to this Contract.

     If the major repairs on the Property are carried out in connection with general major repairs on the building (equipment), financed in the established manner out of funds from the city budget, the relations between the Parties with regard to an allowance for the Tenant's expenditures, if the latter participates in carrying out the major repairs and other matters connected with carrying out the major repairs, shall be specified in a supplementary agreement to this Contract.

     2.2.5. To ensure the preservation of the utility lines and equipment at the Property.

     2.2.6 Not to lay covered or open electric or utility lines or to catty out redesigning or equipment changes without the written permission of the Landlord.

     In the event that the Landlord discovers unsanctioned structural changes, violations of the integrity of the walls, partitions, or ceilings, remodeling. or laying networks that distort the original appearance of the Property, these must be eliminated by the Tenant and the premises returned to the original state at the Tenant's cost within a period set unilaterally by the Landlord.

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     2.2.7. Within the rented premises to comply with the requirements of the
State Public Health Inspectorate, the State Fire Inspectorate and also industrial relations and standards in effect with regard to the kinds of activity of the Tenant and the property it rents.

     2.2.8. To vacate the premises in connection with a state of emergency in the building structure (or in part of it), performance of major repairs on the building, or its razing for reasons of urban renewal within the periods specified by the Landlord.

     2.2.9. To maintain the Property and the territory appertaining to it in a proper state with regard to sanitation and fire protection.

     2.2.10. To Inform the Facility Administrator and the Landlord immediately about any damage, accident, or other event causing (or threatening to cause) harm to the Property and promptly to take all possible measures to prevent threats of further destruction or damage to the Property.

     2.2.11 Within twenty days from the date this Contract enters into force:

     - to execute contracts for the supply of water, heat, electric power, and other resources to the rented premises directly with the organizations providing these services;

     - to execute a contract for technical services for the rented premises with the Facility Administrator or, if it is actually possible, with other organizations.

     - to execute a contract for the collection and the disposal of trash with the district housing agency or with an organization performing such services. To make payments promptly for services under the contracts in question.

     2.2.12. When subletting the Property in the established manner:

     - to ensure the compliance of the sublessee with the standards and regulations for the use of a nonresidential property, including sanitary standards and regulations, fire safety regulations, statutory standards for the use of monuments of history and culture (where necessary), and also other statutory standards and regulations.

     - to Inform the Landlord about the execution of a subletting contract within fifteen days from the date of official registration of the subletting contract and also to inform the Landlord about all amendments to the subletting contract.

     2.2.13. To ensure that the Landlord and Facility Administrator have unhindered access to the Property for inspecting it and verifying compliance with the terms of the Contract.

     2.2.14. If an insured event covered in the insurance policy occurs, to notify the Landlord, Facility Administrators and also the appropriate responsible officials (police, State Fire Inspectorate, the organization operating the utilities, etc.), and ASO RUS about the event without delay and also afford representatives of the insurance organization the opportunity to inspect the premises.

     2.2.15. To give written notice to the insurance organization mentioned above about all changes in the degree of risk within no more than three days from the onset of these changes.

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     2.2.16. To carry out within the specified period the orders of the
Landlord, Facility Administrator, the State Fire Inspectorate, and other supervisory bodies concerning measures to be taken to remedy situations arising as a result of the activity of the Tenant that threaten the safety of the Property and the ecological and sanitary situation outside the rented premises, and also with regard to compliance with the Tenant's obligations specified in Items 2.2.6 and 2.2.9 of the Contract.

     2.2.17. To maintain the facade of the Property in a proper state. If part of the building is rented, the Tenant shall accept a fractional participation in the repair of the building facade. The share of the Tenant in expenditures for repair shall be determined based on the ratio between the area rented and the total area of the building.

     2.2.18. In the event that the Property is a building or structure and at the time it is rented there are not confirmed boundaries for the plot of land attached to the Property before ____________________, 19__, to arrange at its own cost for the development of a plan of the boundaries of the plot of land attached to the Property and execute a rental contract for the plot of land in question (excluding the area on which the Property is built) within a period of 15 days from the time the boundaries are confirmed in the established manner.

     2.2.19. To return to the Landlord the Property in accordance with the Certificate of Acceptance signed by the persons indicated in Item 2.1.1 no later than ten days after the expiration of the period of validity of this Contract or the date established for its cancellation in the condition in which the Tenant received it, taking into account normal wear with all nonremovable improvements.

     2.4. The Landlord shall have the right to place advertising on the outside of the building or structure, part of which is the Property.

     2.5. The Tenant shall have a preferential right over other persons to execute a rental contract for a new period in the event that it has committed no violations of the Contract during the period that it has been in effect on the condition that the tenant inform the Landlord in writing of its desire to execute a Contract for a new period no later than 2 months before the expiration of the period that the Contract is in force.

     3. PAYMENTS AND ACCOUNTS REGARDING THE CONTRACT

     3.1. The rent paid for using the Property shall be set in conventional units ((UYe) and at the time the Contract is executed it shall amount to 47.405 (forty-seven and four hundred and five thousandths) UYe per square meter per year without taking into account the value-added tax: the rental payment for the Property amounts to 23662.174 UYe per quarter.

     3.2. The conventional unit is equal to the value in rubles of one US dollar at the exchange rate of the Central Rank of the Russian Federation on the first working day of the quarter for which the payment is made. The Tenant shall be required to calculate the amount of the rental payment to be remitted to the Landlord In accordance with Item 3.1.

3.3 In the event of a change in the regulations of the Russian Federation and/or St. Petersburg governing the calculation of the amount of rent and also [in the event of a change] in the kind of activity of the Tenant (in the framework

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of the purposes for using the Property in accordance with Item 1.1. of the
Contract) the Landlord shall have the right to change the amount of the rental payment in a noncontestable unilateral manner. The new amount of the rental payment shall be set from the time the Tenant receives notification of the corresponding

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amendment of the Contract. The time of receipt by the Tenant of notification is specified in any event as no later than three days from the date a registered letter is sent to the address indicated in the contract.

     3.4. The Tenant shall remit the rental payment and also the value-added tax and other taxes indicated by a separate line in the payment order for each quarter in advance, no later than the tenth day of the first month in the current quarter.

     3.5. If the Tenant does not make the rental payment within twenty days from the due date for payment, the Landlord shall have the right to collect the indebtedness from the Tenant in the established manner.

     3.6. Each quarter the Tenant shall pay the insurance premium that is specified in insurance contract No. 545422 dated May 18, 2000 between the Tenant and the insurance organization designated in Item 2.2.14 in accordance with the method in effect for assessing the value of real property for calculating the amount of insurance and the insurance premium. Payment of the first insurance premium with subsequent submission to the Landlord of a copy of the payment order shall be accomplished within ten days from the day the Property is transferred to the Tenant under the Certificate of Acceptance or the Contract is signed, if the Property is already in the possession of the Tenant. Subsequently the insurance premium for each quarter shall be paid no later than the twenty-fifth day of the last month of the preceding quarter and a copy of the payment order shall be provided to the Landlord within ten days.

     3.7. The amount of the insurance premium may be recalculated in accordance with the method in effect for assessing the value of real estate for calculating the amount of insurance and the Insurance premium. The recalculation of the amount of the insurance premium shall be carried out by the insurance organization designated in Item 2.2.14. and the Landlord and Tenant must be informed about the recalculation performed. The notification in question must be carried out in such a way that the Contracting Parties acquaint themselves or have the opportunity to acquaint themselves with it no later than one month before the start of the period of the payment in question.

                           4. LIABILITY OF THE PARTIES

     4.1. in the event of the failure to comply or failure to comply properly with the provisions of the Contract the guilty party shall be required to make compensation for losses that are caused.

     4.2. In the event that the Landlord violates Item 2.1.1 of the Contract, it shall pay the Tenant a penalty in the amount of 0.5 MROT [daily minimum wage rate] for each day of delay.

     4.3. In the event that the Tenant violates Item 2.2.2 of the Contract, penalties in the amount of 0.15% of the amount in arrears shall be assessed for each day of delay.

     4.4. In the event that the Tenant does not hand over the Property on time in accordance with Item 2.2.19 of the Contract, penalties shall be assessed in the amount of 0.5 MROT for each day of delay.

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     4.5. In the event of failure to fulfill on time the requirements in accordance with Item 2.2.16 of the Contract, penalties shall be assessed in the amount of 0.5 MROT for each day of delay.

     4.6. In the event of a violation of other terms of the Contract the guilty party shall pay a penalty in the amount of thirty percent of the amount of a quarterly rental payment.

     4.7. Payment of a penalty shall not release the Party from carrying out obligations imposed on them under the Contract.

                     5. AMENDING AND CANCELING THE CONTRACT

     5.1. Amendments proposed to the Contract shall be considered by the Parties within a month and be formalized by supplementary agreements except in the cases provided in Item 3.3 of the Contract.

     5.2. If the Tenant continues to use the Property after the expiration of the period of the Contract in the absence of objections from the Landlord, the Contract shall be considered renewed on the same terms for an indefinite period. In this regard each of the Parties shall have the right at any time to denounce the Contract, informing the other Parry about this no later than one month before the termination of the period the Contract is in effect that is indicated in the notification.

     5.3. The rental Contract may be canceled prematurely at the request of the Landlord under a judicial decision in the event of the following substantial violations of the Contract acknowledged by the Parties:

     5.3.1. If the Tenant uses the Property for a purpose not designated in Item
1.1 of the Contract

     5.3.2. If there is indebtedness with regard to the performance of the rental payment provided by the Contract, taking into account subsequent amendments to it, over the course of three months regardless of whether it is paid later. Cancellation of the Contract shall not release from the need to discharge the indebtedness with regard to the rental payment and the payment of a penalty.

     5.3.3. If the Tenant does not ensure the Landlord or the Facility Administrator unhindered access to the Property for inspecting it and verifying compliance with the terms of the Contract during two working days in accordance with Item 2.2.13 of the Contract.

     5.3.4. If the rental right is mortgaged or contributed to the authorized capital of a business company or partnership or if the Property is encumbered by other means without the written permission of the Landlord with the exception of cases of subletting provided in Section 6 of the Contract.

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     5.3.5. If the Tenant intentionally or negligently worsens the state of the
Property or the engineering equipment substantially or does not fulfill the requirements specified in Items 2.2.6, 2.2.7, 2.2.16. 2.2.17, or 2.2.l8 of the Contract.

     5.3.6. If the Tenant did not put the Property into operation within the specified periods or does not implement the planned schedule for repair and restoration work (Annex 2 to the Contract).

     5.3.7. In the event of the absence of the contracts specified in Item 2.2.1 of this Contract in the course of more than one month.

     5.3.8. In the event that the Tenant does not pay the insurance premium in accordance with Item 3.6. of the Contract or does not pay it on time.

     5.4. The Landlord shall have the right to go to court with a request for premature cancellation of the Contract if the Tenant does not remedy substantial deficiencies within the period specified in the relevant written warning.

     5.5. The Contract shall be subject to premature cancellation in the event that a decision is made in the established manner concerning the razing of the building in connection with a state of emergency of its structural elements or for reasons of urban renewal.

                              6. SPECIAL CONDITIONS

     6.1. Rights of third parties to the Property being rented: NONE.

     6.2. The Tenant shall perform major repairs of the rented premises at its cost in the periods foreseen in the planned schedule agreed on with the Landlord (Annex 2), which is an integral part of the Contract. After each stage of the designated work is completed the Tenant shall submit to the Landlord: written report within ten days, (in the event that the rental right is granted with a condition that the Tenant carry out the major repairs).

     6.3. In the event that the Property is sublet in accordance with the terms of the Contract when there is a premature cancellation of the rental contract, the sublessee shall not have the right to execute a contract with it.

     6.4. A Tenant that does not have indebtedness with regard to the rental payment at the time the subletting contract is signed shall have the right to execute a subletting contract if in compliance with Item 2.2.12 of the Contract.

     6.5. The Tenant shall be required not to execute contracts and not to enter into transactions that have or may have as a consequence any encumbrance of the property rights granted to the Tenant under the Contract in particular their transfer to another person (mortgage contracts, subletting contracts, contribution of the right to rent the Property, or part of it to authorized (inventory) capital, each without the written permission of the Landlord with the exception of subletting in compliance with the terms specified by Items
2.2.1. and 2.6.4 of the Contract.

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     6.6. In the event that the Tenant does not comply with the conditions for subletting the Property that are specified in Item 2.2.12 of the Contract, the Landlord shall have the right to refuse to carry out its obligations under the rental Contract and cancel the rental contract in a unilateral manner without recourse to a court.

     In the cases indicated the Contract shall be considered to have been canceled from the time that the Tenant receives notification of the refusal to carry out the obligations. In any event the time of receipt by the Tenant of notification shall be set not later than 5 days from the date it is sent by registered letter to the address Indicated in the rental Contract.

     6.7. The Tenant shall be required to formalize a preservation obligation in the KGIOP (Committee of the State Inspectorate for the Preservation of Architectural Monuments.]

     6.8. Carrying out repair and restoration work in accordance with the schedule agreed with the KGIOP in the period before September 1 2000.

                               7. OTHER CONDITIONS

     7.1. Nonremovable improvements, including major repairs of the Property, shall be carried out by the Tenant only with the permission of the Landlord. The cost of such improvements may be wholly or partially reimbursed to the Tenant through the rental payment up to the termination of the period of rental on the condition of prior written agreement with the Landlord on the amount subject to reimbursement. On termination of the Contract the cost of nonremovable improvements shall not be reimbursed.

     7.2. If the Property becomes unsuitable for its intended use through fault of the Tenant earlier than the full period for depreciating the service, then the Tenant shall reimburse the Landlord for the rental payment that was not made and also other losses in accordance with legislation of the Russian Federal that is in force for the period from the time the unsuitability of the Property is discovered and until the expiration of the period of validity of the Contract indicated in Item 1.2.

     7.3. If the state of the Property being returned on the termination of the Contract is worse than is provided by the Contract, then the Tenant shall reimburse the Landlord for the damage caused in accordance with legislation of the Russian Federation that is in force.

     7.4. Matters not covered by the Contract shall be governed by civil legislation of the Russian Federation that is in force.

     7.5. Disputes that arise during the performance of the Contract shall be considered by a court or an arbitration tribunal in accordance with their Jurisdiction.

     7.6. The property rights of the Tenant shall be protected in accordance with legislation of the Russian Federation that is in force.

                                       9
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     7.7. If there is a change in name, location, requisite bank data, or a reorganization, the Parties shall be required to inform one another in writing within two weeks about the changes that have occurred.

                                       10
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     7.8. The Contract is prepared in 4 copies, each of which has identical legal force.

                           8. ANNEXES TO THE CONTRACT

     The following annexes are integral parts of the Contract:

     1.   Certificate of Acceptance dated May 16, 2000
     2.   Calculation of rental payment               [stamp: State Institution
     3.   PIB (design and inventory documents         "City Administration for
     4.   Planned schedule                            Inventorying and Assessing
     5.   Planned schedule                            Real Property
                                                      Record No. 11-4348

                           9. KEY DATA ON THE PARTIES
June 30, 2000                                             Signature: [Illegible]
     Landlord: Admiralteyskoye District Agency of KUGI
     Address: 2190000, St. Petersburg, ul. Bolshaya Morakaya 41/11
     INN [Taxpayer identifying number] 7832000076
     Settlement account No. 40603810125000000094, MFO 044030791
     Correspondent Account 30101810200000000791 in the Leninsk Branch of AO Promstroybank
     Manager's telephone: 314-20-87
     Bookkeeper's telephone: 311-79-78 [illegib1e stamp with scrawled signature and date: Mar 4, 2000]
     Tenant: Limited liability company Artifishel Layf Rus [Artificial Life Rus]
     Address: 190000 Sr.. Petersburg, ul, Mokhovaya, d. 15

     INN 7825121030
     Settlement account No, 40702810000000002380
     in the branch of the Foreign Trade Bank in St. Petersburg

     Manager's telephone 969-83-33
     Bookkeeper's telephone:

     For the Landlord                         For the Tenant
     Agency Director
     N.G. Cordeyeva                           B.A. Malakhovskiy
     [signature]                              [signature]
     [signature]                              [signature]
Place for seal                                [stamp: Artificial Life Rus, Ltd.]
     [stamp: Admiralteyskoye District Agency,
     Committee for Managing City Property]

                                   CERTIFICATE
                    OF ACCEPTANCE OF NONRESIDENTIAL PREMISES
May 16, 2000                                                     St. Petersburg

     This certificate is drawn up on the basis of an inspection of the premises by a representative of the Admiralteyskoye District Agency of KUGI

                                       11
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and the limited liability company Artifishel Layf Rus [Artificial Life Rus] in the person of B.A. Malakhovskiy
A commission composed of:
Representative of LANDLORD G.A. Solovyev
Representative of the TENANT Ye.A. Malakhovskiy
Representative of  FACILITY ADMINISTRATOR S.A. Demidov inspected the premises at the address:
Rimskogo-Korsakova 22 lit. B, having a total area  of 1996.6 square meters.

     As a result of the inspection it was found that:

     The rented property is located on the 4th story of a building constructed in 1870.

     1.   The foundations are in satisfactory condition.
     2.   The walls and their exterior finish are in satisfactory condition.
     3.   The ceilings are in satisfactory condition.
     4.   The floors are in satisfactory condition.
     5.   The door and window openings are in satisfactory condition.
     6.   The interior finish is in satisfactory condition.
     7.   Heating - None.
     8.   Running water - Yes.
     9.   Sewage connection - Yes
     10.  Hot water - None
     11.  Ventilation - None

     After inspection the property was banded over in accordance with this certificate to the Tenant, which did nor raise any objection to the Condition of the property or to the periods for which it is being transferred.

     Signatures of the commission members:

     The property was handed over by:              The property was accepted by:

     LANDLORD                                      TENANT
     [signature]                                   [signature]

     [stamp: Administrative District Agency        [stamp: Artificial Life Rus,
     Committee for Administrative City Property]   Ltd., St. Petersburg]

pursuant to a power of attorney from
         No.
Facility Administrator                             Acting Director of 2000 OMIS
                                                   [Department of Maritime
                                                   Engineering Service]
[stamp: 2000 Department of Maritime [signature]
Engineering Service]

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                     PLAN OF SECONDARY REAL ESTATE PROPERTY

                                   (premises)

                         Cadastral number 78: 1244:0:8:1
                                         ---------------
                          Previous cadastral number 78:
                      Type of record: primary, confirmation
                                     -------
             Method of formation: primary, merger. division, change
                                  -------


Address of property: 198068 St. Petersburg, prospekt Rimskogo-Korsakova, dom 22.

                  liter 13

Descriptive address:  prospekt Rimskogo-Korsakova dom 22

                  Naberezhnaya kanala Griboyedova, dom 133.

Designation of property: office             Use of property: nonresidential

Number of property: 25-N
(residential/nonresidential)
Story:   2nd
Area of property: 1996.6 square meters






         boundaries of the secondary real estate property

Additional information:

                                              Director of the Branch of GU GUION
                                              [State Institution, City

State Land Register                           for Inventory an Assessing Real
[Property]
[signature]                                   [illegible stamp]
[illegible stamp]                             A.V. Kostrominskaya
Place for seal _________, 2000                [stamped date: Apr 19, 2000]
                                                                    , 2000
                                              ----------------------

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                              SITE PLAN OF THE LOT

Address of property: 198068 St. Petersburg, prospekt Rimskogo-Korsakova, dom 22.
                  liter B

Descriptive address: prospekt Rimskogo-Korsakova, dom 22.
                    naberezhnaya kanala Griboyedova, dom 1333


                           prospekt Rimskogo-Korsakova



                         naberezhnaya kanala Griboyedava



                                  Scale 1:2000

                         ____ boundaries of the property

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                             Information on Premises

               for calculating [recalculating] the rental payment

1. Address of structure (indicating letter]: prospekt Rimskogo-Korsakova dom 22, liter B

Descriptive address (of corner structures and those extending through the block);

                                       prospekt Rimskogo-Korsakova, dom 22
                                       naberezhnaya kanala Griboyedova, dom 133.

Characterization of type and quality of construction

2.1  Durability                2.2    Area of nonresidential premises in the
                               structure not counting basement and technical
                               premises (which include attics and garrets)
X    Durable                       Less than 600 square meters
     Pavilion                  X   More than 600 square meters
     Hangar
     Wooden

3.   Characterization of premises*

31.  Premises (part) number: 25-N

3.2  Story occupied    3.3   Type of entrance 3.4      Amenities
     1st story                    Separate from street       X   Electric
power
X    2nd story                    Separate from courtyard    X   Running water
     higher than 2nd (with        Common from street                           X
     Heating
         elevator)**     X        Common from courtyard      X   Sewage
connection
     higher than 2nd              2 entrances, incl. separate
     (without elevator)                    from street
     Basement                     Through entrance gate
     Story below Street level
     Garret (with elevator)
     Garret (without elevator)
     Technical story
     Technical basement
     (Underground technical area)
     Stairwell
     Attic

3.5  Area of premises (square meters); 1996.6 square meters

3.6  Area of parts of premises that are being rented***

3.7  Area of general use rooms in the premises***

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3.8  Total area being rented (square meters); 1996.6 square meters

Remarks (information about redesigning, etc.);

Executor T.I. Belonozhko

Director of the branch GU CUION

PIB Admiralteyskiy District                 [signature]      A.V. Kostrominskaya
                           ---------------------------------

Date          2000

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                                   CALCULATION

of the level of rental payments for the nonresidential premises for a rental contract for nonresidential property

No. 11-42                  dated                          regarding the address
PR. RIMSKOGO-KORSAKOVA, dom 22. liter B. premises 25N
(St. Petersburg, naberezhnaya Kryukova kanala)

                             1. ITEMS OF INFORMATION
1.1. Name of enterprise renting the premises in question

     Tel.
1.2. Existing restriction on the use of the property
     Office             Commercial            Industrial
1.3. Area rented (square meters) 1996.6
1.4. Stories occupied  2nd FLOOR
1.5. Condition of premises              UNSATISFACTORY
1.8. Entrance to premises               COMMON ENTRANCE FROM
     COURTYARD
1.7. Type of building  STONE BUILDING, HIGHLY DURABLE BRICK
                                WALLS > 2.5K.
1.8. Amenities:                 Running water: Yes; Electric power: Yes
                                Heating: Yes; Sewer connection: Yes
1.9. Coefficient of social significance:
              1.00

1.10. Rate for 1 U.Ye. [conventional unit] at the beginning of the quarter (rubles) 14.800

2.   Calculation of rental payment

2.1. Calculation coefficients

------------------------------------------------------------ -------------------
Best rate                                                           186.600
------------------------------------------------------------ -------------------
Rental                                                               0.700
------------------------------------------------------------ -------------------
Premises                                                             0.862
------------------------------------------------------------ -------------------
Area                                                                 0.901
------------------------------------------------------------ -------------------
Stories occupied                                                     0.910
------------------------------------------------------------ -------------------
Condition of premises                                                0.790
------------------------------------------------------------ -------------------
Entrance to premises                                                 0.650
------------------------------------------------------------ -------------------
Type of building                                                     1.000
------------------------------------------------------------ -------------------
Amenities
- running water                                                      1.000
- sewage connection                                                  1.000
- heating                                                            1.000
- electric power                                                     1.000
------------------------------------------------------------ -------------------
Rental payment rate in UYe per square meter (without                47.405
preferences)
------------------------------------------------------------ -------------------
Rental payment rate in UYe per square meter per year                47.409
------------------------------------------------------------ -------------------

Best use: OFFICE
Rental payment in case of best use:
Without preferences:
Per year 94648.698 UYe., per quarter: 23662.174 U.Ye., per month:
7887.391 UYe.
Taking into account the coefficient of social significance.
Per year: 94648.698 U.Ye.. per quarter: 23662.174 U.Ye., per month:
7887.391 U.Ye.
Average COST of one square meter per year: 47.405 U.Ye.

Executor [signature]
Date of calculation

                                                             Artifishel Layf Rus
                                                   191028 Russia, St. Petersburg
                                                                Makhovaya ul. 15
                                                                   tel. 327-3760
                                                                    fax 272-6667
                                            mailing address: Artificial Life Rus
                                                             po box 109 (WP) 675
                                                   Lappeenranta SF-53101 Finland

artificial life, Inc.

                                                        Annex to Rental Contract
                                                for pr. Rimskogo-Korsakova, d.22

                                Planned Schedule
                         of Repair and Restoration Work
                        on the Building Complex/Monument
                          pr. Rimskoga-Korsakova, d.22

----------------- ------------------------------------------ ---------------------------- ---------------------
No.               Designation of Work                        Time for                     Comment
                                                             Completion
----------------- ------------------------------------------ ---------------------------- ---------------------
1                                     2                                   3                            4
----------------- ------------------------------------------ ---------------------------- ---------------------
1                 Surveying the bearing construction         May to November 2000
                  elements of the building (Wing No. 1),
                  obtaining the specifications for heat,
                  electrical power supply, working out and
                  harmonizing the plan for repair and
                  restoration work and adaptation to
                  current purposes

2                 Repairing the roof, restoring electric     July to October 2000
                  power supply to Wing No. 1.  Repair of
                  the engineering system of Wing No. 1

3                 Preparing the PIB documentation,           June to September 2000
                  preparing, harmonizing, and formalizing
                  the rental contract for the whole
                  complex of buildings

4                 The rental contract for the whole          April to October 2001
                  complex of buildings

----------------- ------------------------------------------ ---------------------------- ---------------------
5                 Repairing the facade of Wing No. 1         2002-2003

6                 Repairing the roof of Wings No. 2, 3, 4,   April to November 2001
                  and 6

----------------- ------------------------------------------ ---------------------------- ---------------------

----------------- ------------------------------------------ ---------------------------- ----------------------
7                 Repairing the engineering system of        August to November 2001
                  Wings No. 2, 3, 4 and 6
8                 Surveying the bearing structural           September 2000 to April
                  elements of the buildings (Wings Nos. 2,   2001
                  3, 4, and 6), obtaining specifications
                  for heat and electric power supply,
                  developing and harmonizing the plan for
                  repair and restoration work on adaption
                  for current purposes

9                 Major repairs and restoration of Wings     April 2001 to September
                  Nos. 2, 3 and 4                            2002

10                Major repairs of Wing No. 6                May 2002 to May 2003

----------------- ------------------------------------------ ---------------------------- ----------------------

The schedule was worked out by:
General Manager of
Artifishel Layl Rus                                            Bruno Gabriel
                    ------------------------------------------
                  [stamp: Artificial Life Rus, Ltd.)

                                 Agreed:
Director of 2000th OMIS                       KGIOP

            V.V. Vasilenko            [words obscured by stamp]
                                       [signature] [hand-printed illegible name]
                                       [illegible stamp]
                                       [illegible hand-printed name and
                                       date]

[stamp: State Institution of Justice,
City Office for Registering Rights to Real Property,
Registration District No. 78

Government registration has been carried out of
Rental number 25N with the cadastral No. 78:1244;0:8:1
October 21, 2000
Registration No. 1209576.2
Registrar         [signature] D.A. Pechnikov
         -----------------------------------
         Signature Name
          [illegible stamp]              [illegible stamp]

                                        [words obscured by stamp]
                                        [stamp: Admiralteyskoye District Agency,
                                        Committee for Managing
                                        Nonresidential Property]
                                                 [signature]